                   FIRST AMENDMENT TO LOAN AGREEMENT (POOL A)

         THIS FIRST AMENDMENT TO LOAN AGREEMENT (POOL A) (this "Amendment") is made this 23rd day of July, 2002, by and between CATELLUS DEVELOPMENT CORPORATION, a Delaware corporation ("Borrower"), and TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, a New York corporation ("Lender").

                                    RECITALS:

                  A. Borrower and Lender executed that certain Loan Agreement dated March 28, 2002 (the "Loan Agreement"), pursuant to which Lender agreed to make, and Borrower agreed to accept, a loan in the amount of One Hundred One Million Seven Hundred Eighty Thousand and No/100 Dollars ($101,780,000.00), comprised of two separate funding disbursements (the principal, interest and all other sums due and owing under the loan being hereinafter collectively called the "Loan").

                  B. Lender has made and advanced the First Disbursement under the Loan, and is now ready to make and advance the Subsequent Disbursement of the Loan. In connection with the Subsequent Disbursement, Borrower and Lender are entering into this Amendment to amend the Loan Agreement upon the terms and conditions set forth below.

                                   AGREEMENT:

         NOW THEREFORE, in consideration of the making of the Loan by Lender and the covenants, agreements, representations and warranties set forth in this Amendment and the other Loan Documents, the parties hereto hereby covenant, agree, represent and warrant as follows:

         1. Section 1.1 of the Loan Agreement is hereby modified by adding the defined term "Cash Deposit Pledge and Security Agreement" as follows:

                  "Cash Deposit Pledge and Security Agreement" shall mean that certain Cash Deposit Pledge and Security Agreement, dated July 23, 2002, between Borrower and Lender."

         2. The term "Loan Documents" as defined in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                  "Loan Documents" shall mean, collectively, this Agreement, the Note, each of the Mortgages, each of the Assignments, if required, the Letter of Credit Agreement, the Cash Deposit Pledge and Security Agreement, and all documents now or hereafter executed by Borrower or held by Lender or Trustee relating to the Loan, including all amendments thereto but excluding each Environmental Indemnity Agreement and any indemnities or guaranties delivered in connection with the Loan.

         3. The term "Subsequent Disbursement Closing Date" as defined in
Section 1.1 of
the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                  "Subsequent Disbursement Closing Date" shall mean on or before July 23, 2002.

         4. In order to correct the street address for Individual Property No. A-4, Schedule 1 of the Loan Agreement is hereby deleted in its entirety and replaced with Schedule I attached hereto.

         5. The introductory paragraph of each Section 2.1(a) of each of the Assignments that were executed and delivered as a condition to Lender making and advancing the First Disbursement is hereby deleted in its entirety and replaced with the following:

                           (a) In consideration of the Debt, Borrower irrevocably, absolutely, presently, unconditionally and not merely as additional security for the payment and performance of the Obligations, sells, assigns, sets over and delivers to Lender the following property, rights, interests and estates now or in the future owned or held by Borrower (the "Assigned Property"), for Lender's uses and purposes as set forth in this Assignment, subject to the license granted by Lender to Borrower in this Assignment to collect and receive the Rents until the occurrence and during the continuance of an Event of Default:

         6. Notwithstanding that Borrower did not grant a first Lien in the Expansion Parcel in favor of Lender when the Subsequent Disbursement was made and advanced to Borrower by Lender, Section 3.2 of the Loan Agreement shall remain in full force and effect subject to the following:

          (a) If that certain Lender-approved lot line adjustment (the "Lot Line Adjustment"), adjusting the boundary between the Partial Release Property and the Expansion Parcel, occurs before September 30, 2002:

                   (i) Borrower agrees that it, and its wholly-owned subsidiaries, as applicable, shall then forthwith upon completion of the Lot Line Adjustment grant a first Lien in the Expansion Parcel in favor of Lender upon the terms and conditions of the Loan Documents including the Mortgage, the Assignment, and the UCC-1 Financing Statement for the Partial Release Property, which shall be amended to include the Expansion Parcel as part of the "Property," "Land," and "Collateral," as applicable.

                   (ii) In addition, with respect to the Expansion Parcel, (A) Borrower shall satisfy all the conditions and requirements for a Substitution Property and a Substitution as set forth in Subsections 3.3(f),(g),(h),(i),(k), and (l) of the Loan Agreement to the sole satisfaction of Lender, and (B) the owners of all right, title and interest in the Partial Release Property shall also be the owners of all right, title and interest in the Expansion Parcel with identical interests thereto. Borrower's obligations pursuant to this Section 6(a)(ii) shall not affect the number of Borrower's permitted Substitutions pursuant to Section 3.3 of the Loan Agreement.

                   (iii) When the Option Tenant's expansion rights with respect to the Expansion Parcel lapse, and provided that the Option Tenant has not exercised such rights, Lender will, upon Borrower's written request, and at Borrower's sole cost, release its Lien in the Expansion

Parcel, provided that Borrower shall satisfy all the conditions and requirements set forth in Section 3.2 of the Loan Agreement to the sole satisfaction of Lender.

          (b) If the Lot Line Adjustment has not occurred before September 30, 2002:

                   (i) Borrower agrees that it, and its wholly-owned subsidiaries, as applicable, shall then forthwith grant a first Lien in that certain parcel of land that includes the Expansion Parcel, as described in
Schedule II to this Amendment (the "Pre-adjustment Expansion Parcel"), in favor of Lender upon the terms and conditions of the Loan Documents including the Mortgage, the Assignment, and the UCC-1 Financing Statement for the Partial Release Property, which shall be amended to include the Pre-adjustment Expansion Parcel as part of the "Property," "Land," and "Collateral," as applicable.

                   (ii) In addition, with respect to the Pre-adjustment Expansion Parcel, (A) Borrower shall satisfy all the conditions and requirements for a Substitution Property and a Substitution as set forth in Subsections 3.3(f),(g),(h),(i),(k), and (l) of the Loan Agreement to the sole satisfaction of Lender, and (B) the owners of all right, title and interest in the Partial Release Property shall also be the owners of all right, title and interest in the Pre-adjustment Expansion Parcel with identical interests thereto. Borrower's obligations pursuant to this Section 6(b)(ii) shall not affect the number of Borrower's permitted Substitutions pursuant to Section 3.3 of the Loan Agreement.

                  (iii) Borrower shall use its best efforts to cause the Lot Line Adjustment to be completed within a reasonable period of time.

                  (iv) When the Lot Line Adjustment occurs, Lender and Borrower agree that Lender shall release its Lien of the Mortgage on the portion of the Pre-adjustment Expansion Parcel that does not include the Expansion Parcel, provided that, with respect to that portion of the Pre-adjustment Expansion Parcel, Borrower shall satisfy all the conditions and requirements for a Release Property and a Release as set forth in Subsections 3.1(b), (c), (d), (e), (f),
(g), (h), and (i) of the Loan Agreement to the sole satisfaction of Lender. Borrower's obligations pursuant to this Section 6(b)(iv) shall not affect the number of Borrower's permitted Substitutions pursuant to Section 3.3 of the Loan Agreement.

                  (v) When the Option Tenant's expansion rights with respect to the Expansion Parcel lapse, and provided that the Option Tenant has not exercised such rights, Lender will, upon Borrower's written request, and at Borrower's sole cost, release its Lien in the Expansion Parcel (or, if the Lot Line Adjustment has not occurred, the Pre-adjustment Expansion Parcel), provided that Borrower shall satisfy all the conditions and requirements set forth in
Section 3.2 of the Loan Agreement to the sole satisfaction of Lender.

         (c) If the Lot Line Adjustment has not been completed by August 15, 2002, Lender may thereafter incur costs, including, but not limited to, third party reports, reasonable attorneys' fees, title, survey, engineering and environmental costs and charges at Borrower's sole expense and otherwise conduct its due diligence with respect to the Pre-adjustment Expansion Parcel. Borrower shall use its best efforts to assist Lender to conduct its due diligence with respect to the Pre-adjustment Expansion Parcel, which shall include, without limitation, commissioning third party reports if requested by Lender. This Subsection 6(c) shall not supercede Borrower's obligation to grant a first Lien in the Expansion Parcel, or the Pre-adjustment Expansion Parcel, as applicable, upon the provisions of, and according to the dates specified in, Subsections 6(a) and (b) above.

         (d) In the event that Lender conducts due diligence with respect to the Pre-adjustment Expansion Parcel, and if that due diligence is not satisfactory to Lender, as determined by Lender in its sole discretion, Lender may: (i) delay, without waiving, Borrower's obligation to grant a first Lien in the Pre-adjustment Expansion Parcel to Lender until Lender is satisfied with its due diligence or until Borrower has completed the Lot Line Adjustment and has granted a first Lien in the Expansion Parcel to Lender upon the provisions of Subsections 6(a) or 6(b) above, or (ii) if for any reason Lender has not been granted a first Lien in the Expansion Parcel to Lender upon the provisions of Subsections 6(a) or 6(b) above before December 31, 2003, require Borrower to exercise a Substitution of the Partial Release Property pursuant to the provisions of Section 3.3 of the Loan Agreement.

         7. The provisions of the Loan Agreement and this Amendment shall together constitute and be construed as one document. Any reference to the Loan Agreement in any other document shall mean the Loan Agreement and this Amendment, together constituted and construed as one document. Nothing herein shall be deemed or construed to be an impairment of the lien of the Mortgages. Except as amended hereby, the Loan Agreement and the Loan Documents remain in full force and effect.

         8. This Amendment shall be construed under and governed by the Laws of the State of California.

         9. Defined terms herein shall have the meaning set forth in the Loan Agreement unless otherwise defined.

         10. Duplicate counterparts of this Amendment may be executed and together will constitute a single original document.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized representatives, all as of the day and year first above written.

                             BORROWER:

                             CATELLUS DEVELOPMENT CORPORATION,
                             a  Delaware corporation

                             By: Catellus Commercial Development
                             Corporation, a Delaware corporation, its agent

                             BY:      /s/ Michael D. Fisk
                                      -------------------------------------
                                      Michael D. Fisk
                                      Vice President, Finance



                       [Signatures continue on next page.]

                                LENDER:

                                TEACHERS INSURANCE AND ANNUITY
                                ASSOCIATION OF AMERICA, a New York corporation


                                BY:      /s/ Rosemarie J. Wagner
                                         -------------------------------------
                                Name: Rosemarie J. Wagner
                                Title: Associate Director


                                                          SCHEDULE I

                        (Individual Properties; First Disbursement Properties and Subsequent Disbursement
                          Properties; Allocated Loan Proceeds; Partial Release Property (Section 3.2))

   Individual          Individual           City         State         First Disbursement        Allocated Loan
  Property No.       Property Name                                     Property/Subsequent          Proceeds
                                                                          Disbursement
                                                                    Property/Partial Release
                                                                            Property
------------------ ------------------- ---------------- --------- ----------------------------- ----------------
A-1                368 S. Cheryl Lane  City of             CA     First Disbursement Property    $3,800,000
                                       Industry
A-2                459 S. Cheryl Lane  City of             CA     First Disbursement Property    $6,010,000
                                       Industry
A-3                501 S. Cheryl Lane  City of             CA     Subsequent Disbursement        $16,290,000
                                       Industry                   Property
A-4                9211 Kaiser Way     Fontana             CA     Subsequent Disbursement        $24,560,000
                                                                  Property / Partial Release
                                                                  Property
A-5                8250 Milliken Ave.  Rancho              CA     First Disbursement Property    $2,720,000
                                       Cucamonga
A-6                8369 Milliken Ave.  Rancho              CA     First Disbursement Property    $12,300,000
                                       Cucamonga
A-7                8449 Milliken Ave.  Rancho              CA     Subsequent Disbursement        $13,580,000
                                       Cucamonga                  Property
A-8                8291 Milliken Ave.  Rancho              CA     First Disbursement Property    $12,330,000
                                       Cucamonga
A-9                12310 E. Slauson    Santa Fe            CA     Subsequent Disbursement        $10,190,000
                   Ave.                Springs                    Property


                                   SCHEDULE II

Parcel 2 of Parcel Map 15639 , in the county of San Bernardino, state of California, as per map recorded in Book 194, page(s) 18 through 32, inclusive, of Parcel Maps, in the office of the County Recorder of said county.